SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549



FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange
 Act of 1934


Date of Report (Date of earliest event reported): November 25, 2002



                  SCOTT'S LIQUID GOLD-INC.
(Exact name of Registrant as specified in its charter)

      Colorado                0-12343           84-0920811
     (State or other         (Commission      (I.R.S. Employer
      jurisdiction             File Number)   Identification No.)
      of incorporation)


          4880 Havana Street, Denver, CO            80239
(Address of principal executive offices)     (Zip Code)

Registrant's telephone number:  (303) 373-4860










Item 5.  Other Events.

      Scott's Liquid Gold-Inc. has announced the election of Dennis P. Passantino as a director of Scott's Liquid Gold-Inc.
and as its Vice President, Operations. A press release concerning this matter is attached as Exhibit 1 to this Report.


Item 7.  Financial Statements and Exhibits.

      The following exhibit is filed with this Report:

      Exhibit No.       Document

                        Press Release of Scott's Liquid Gold-Inc.
                         dated November 25,2002.





SIGNATURES


      Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on as its behalf by the undersigned hereunto duly authorized.



                                   Scott's Liquid Gold-Inc.
                                        (Registrant)



Date:  November 25, 2002           By:  /s/ Mark E. Goldstein
                                        __________________________
                                        Mark E. Goldstein
                                        President and Chief
                                         Executive Officer


EXHIBIT INDEX


Exhibit No.       Document

    1             Press Release of Scott's Liquid Gold-Inc. dated
                   November 22, 2002.






                                                 EXHIBIT 1

PRESS RELEASE
SCOTT'S LIQUID GOLD ANNOUNCES NEW
EXECUTIVE OFFICER AND DIRECTOR
DENVER, Colorado (November 25, 2002) - Scott's Liquid Gold-Inc.
(OTC BB: "SLGD") announced the election of Dennis P. Passantino as a director of the Company and to the executive position of Vice President, Operations.

Dennis P. Passantino has been employed by Scott's Liquid
Gold-Inc. and its subsidiaries since July, 1981.  Mr.
Passantino was the Materials Manager from 1981 to 1988,
Assistant Operations Manager from 1988 to March, 1991 and
Operations Manager from 1991 until the election to his new position. Mr. Passantino fills a vacancy on the Board of Directors, which has currently six directors.

Mark E. Goldstein, Chairman and Chief Executive Officer of the Company stated: "Denny has done a fine job for the Company throughout his tenure and has become an important part of our management team. He is responsible for our manufacturing operations as well as other operating matters. We are glad to recognize his important role at the Company and to have his insights and judgments available on our Board of Directors."

Scott's Liquid Gold-Inc. develops, manufactures and markets high quality household and consumer products, including Scott's Liquid Gold wood cleaners/preservatives, Touch of Scent air fresheners, Alpha Hydrox skin care products, and Neoteric Diabetic Skin Care products. Scott's Liquid Gold-Inc. also distributes skin care sachets of Montagne Jeunesse. The Company is headquartered in Denver, Colorado, and its common stock trades on the OTC Bulletin Board under the symbol "SLGD".

Additional information on Scott's Liquid Gold-Inc. and its products can be accessed on the World Wide Web:
www.scottsliquidgold.com, www.alphahydrox.com,
www.touchofscent.com, and www.neotericdiabetic.com.

This press release may contain "forward-looking" statements within the meaning of U.S. federal securities laws. These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements and the Company's performance inherently involve risks and uncertainties that could cause actual results to differ from such forward-looking statements. Factors that would cause or contribute to such differences include, but are not limited to, continued acceptance of the Company's products in the marketplace; acceptance in the marketplace of the Company's new product lines; competitive factors; continuation of the Company's distributorship agreement with Montagne Jeunesse; the need for effective advertising of the Company's products; limited resources available for such advertising; new product introductions by others; technological changes; dependence upon third-party vendors and upon sales to major customers; changes in the regulation of the Company's products, including applicable environmental regulations; adverse developments in pending litigation; the loss of any executive officer; and other risks discussed in this release and in the Company's periodic report filings with the Securities and Exchange Commission. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this release.


For further information, please contact:
Jeffry B. Johnson at (303) 373-4860